Exhibt 99.1

O T C Q X : M D C L B u s i n e s s O v e r v i e w P r e s e n t a t i o n F e b r u a r y 2 0 2 0

S A F E H A R B O R S T A T E M E N T 2 This presentation contains "forward - looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 . Forward - looking statements can be identified by words such as "believes," "plans," "expects," "anticipates," "will," "should, " "positioned" and words of similar import . Examples of forward - looking statements include, among others, statements regarding Medicine Man Technologies, Inc . ’s (the "Company") operations, financial performance, business or financial strategies, or achievements . Forward - looking statements are neither historical facts nor assurances of future results or performance . Instead, they are based only on the Company’s current beliefs, expectations and assumptions regarding the future of the Company’s business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions . Because forward - looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the Company’s control . Actual outcomes and results and the Company’s financial performance and condition may differ materially from those indicated in the forward - looking statements . Therefore, you should not rely on any of these forward - looking statements . Important factors that could cause actual results and financial condition to differ materially from those indicated in the forward - looking statements include, among others, the following : the Company's ability to raise capital to finance any of its proposed acquisitions ; the Company's ability to close on any of its proposed acquisitions ; the Company's ability to successfully integrate and achieve its objectives with respect to any of its proposed acquisitions ; the Company’s ability to successfully execute its business, financial and growth strategy ; the Company’s ability to expand into additional states ; the Company’s ability to successfully offer new products, services and other offerings ; the Company’s ability to successfully implement its revenue growth strategy, generate cash flow from operations and achieve positive shareholder returns . Any forward - looking statement in this presentation is based only on information currently available to the Company and speaks only as of the date of this presentation . The Company disclaims any obligation to update any forward - looking statement or to announce publicly the results of any revisions to any forward - looking statement to reflect future events or developments except as required by law . The unaudited preliminary pro forma results and other financial information discussed in this presentation consists of estimates derived from the Company’s internal books and records and has been prepared by, and are the responsibility of, the Company’s management . The preliminary financial data are subject to the completion of financial closing procedures, final adjustments and other developments that may arise between now and the time the financial results for the fourth quarter ended December 31 , 2019 are finalized . Therefore, actual results may differ materially from these preliminary financial data and all of these preliminary financial data are subject to change .

I. E x e c u t i v e S u m m a r y 3

EXECUTIVE SUMMARY

Medicine Man Technologies, Inc. (OTC Ticker: "MDCL") is aggregating a premier portfolio of Colorado cannabis companies, positioning MDCL as one of the largest vertically-integrated operators in the state and a platform to lead consolidation and growth of cannabis in the U.S.

Overview

Medicine Man Technologies, Inc. ("Medicine Man Technologies" or the "Company") provides an established platform to facilitate the acquisition of companies under the leadership of CEO Justin Dye and his seasoned team

- Since 2014 and headquartered in Denver, CO, the Company has **historically provided consulting services, nutrients and supplies**
  - Upon legislation allowing outside investors into Colorado, the Company instituted a plant touching strategy backed by Dye Capital
- Justin Dye, former Albertsons Companies executive and Cerberus Capital operating executive, leads a **best-in-class management team** bringing Fortune 500 backgrounds and M&A / integration expertise
  - The management team is primed to buy, integrate and synergize the portfolio of assets with a deep bench of cannabis entrepreneurs
- During the past year, the Company has **entered into agreements to acquire 11 companies**, which when closed will result in a scalable, vertically integrated Colorado operator
  - All of the targets have a proven track record and are well positioned in their respective markets
- By **establishing optimized operating procedures** across the platform, the Company expects to extract significant benefits
  - The retail strategy will implement product mix optimization, increased foot traffic technologies, targeted loyalty marketing and other sophisticated operating strategies
- For FYE 2019, the Company estimates pro forma revenue and EBITDA margins of **$144MM[(1)] and ~20%-30%, respectively**

Vertically Integrated Operations


MEDICINE MAN
From Seed to Sale

By the Numbers

34 Dispensaries	13 Cultivation Sites	5 Manufacturing Facilities	1 Consulting Practice
64K Retail Sq. Ft.	2.1MM Cultivation Sq. Ft.	23K Manufacturing Sq. Ft.	22 States with Strong Relationships
$3MM Avg. Revenue by Dispensary[(2)]	100,000 Lbs / Year	>100 Products	9 Success Nutrients™ Product Lines

Note: These figures are unaudited and represent the Company's current estimates. These figures are subject to adjustment and change upon completion of the audits for each of the entities included therein
(1) Revenue after elimination of $26MM of intercompany payments. PCAOB / Quality of Earnings audits currently underway, anticipated for completion April 2020
(2) Avg. revenue by dispensary based on FYE 2019 retail revenue / total expected retail stores post Colorado Rollup

4

$36 $ 2 95 $77 $161 $152 $152 $122 $96 $65 $64 $53 $28 $144 ($24) $209 ($19) ($189) ($76) ($125) ($83) ($83) ($153) ($51) ($69) ($200 ) ($150 ) ($100) ($50) – $50 $1 0 0 $1 5 0 $2 0 0 Medicine Man Curaleaf Holdings, Trulieve Cannabis Green Thumb MedMen Cresco Labs Inc. TILT Holdings Inc. Harvest Health & Columbia Care Acreage Holdings, iAnthus Green Growth Inc. Corp. Industries Inc. Enterprises Inc. Recreation Inc. Inc. Inc. Brands Inc. ▪ Aggregated significant capital at unsustainable multiples ▪ Deployed capital intensive multi - state strategies ▪ Inefficient operating structures with limited profitability ▪ Limited operating experienced management teams S I G N I F I C A N T O P E R A T O R W I T H K E Y D I F F E R E N T I A T I O N Following successful closings of its announced acquisitions, MDCL will be the 6 th largest U.S. vertically integrated cannabis operator in the nation by revenue, with positive EBITDA – a key differentiator versus the industry ($USD in millions) $300 $250 Legacy Cannabis The MDCL Difference Last Twelve Months Revenue and EBITDA (1) ▪ Very attractive entry points ▪ Single mature state maximizes economies of scale ▪ Aggregating assets with track records of revenue and profitability ▪ Current team has a track record of success working together Revenue EBITDA Note: Company figures are unaudited and represent the Company’s current estimates. These figures are subject to adjustment and change upon completion of the audits for each of the entities included therein Source: Public company filings (1) Pro forma for publicly announced deals | (2) Revenue after elimination of $26MM of intercompany payments. PCAOB / Quality of Earnings audits currently underway, anticipated for completion April 2020 | (3) EBITDA based on mid point of Company’s 20% - 30% EBITDA margin guidance (3) 5 (2)

PRO FORMA COMPANY SNAPSHOT

Pro forma organization includes 34 dispensaries, 13 cultivations, 5 manufacturing facilities (MIPs) and 1 consulting business unit. Pro forma combination generates FY'19 estimates of ~$144MM of revenue[1]

Company	Retail	Wholesale		Other
		Cultivation	Manufacturing	
Medicine Man Technologies	-	-	-	3[2]
Starbuds	13	1	-	-
Medicine Man Denver	4	1	-	-
Straw berry Fields	4	1	1	-
Project X	-	2	-	-
Medically Correct	-	-	1	-
Los Sueños	-	4		-
Roots Rx	6	2	-	-
Colorado Harvest Company	3	2	-	-
Purplebee's	4	-	1	-
Canyon	-	-	1	-
Dabble Extracts	-	-	1	-
Total Locations	**34**	**13**	**5**	**3**
Total Sq. Ft. (000's)	**64**	**2,139**	**23**	**-**

Medicine Man Technologies Benefits from Several Factors of the Colorado Market

Governor Polis embraces the industry and focused on pushing a customer-focused approach to regulation

Clear Regulatory Structure Conducive to Business

Modest sales tax regime compared to other states

High Customer Adoption Rate

Nearly twice of Coloradoans participate compared to other states [3]

Large, Highly Fragmented Market

At an estimated 25%,the illicit market is quite low compared to other states [3]

Note: These figures are unaudited and represent the Company's current estimates. These figures are subject to adjustment and change upon completion of the audits for each of the entities included therein
(1) Revenue after elimination of $26MM of intercompany payments. PCAOB / Quality of Earnings audits currently underway, anticipated for completion April 2020
(2) Inclusive of consulting, Big Tomato and Success Nutrients™ businesses
(3) Wall Street research

6

FULL VERTICAL INTEGRATION

Medicine Man Technologies is designed to be vertically integrated, allowing it to control the product at every level, ensuring quality and distribution and allowing it to maximize profits and the consumer experience

Comprehensive Support Across Supply Chain



CULTIVATION

MEDICINE MAN TECHNOLOGIES GROWS POTENT, HIGH-YIELDING CANNABIS SUITABLE FOR FLOWER CONSUMPTION OR INFUSED PRODUCTS

- 13 OPERATIONAL FACILITIES
- IMPLEMENT THREE A LIGHT™ PROCEDURES TO BOOST FLOWER QUALITY AND YIELDS FAR ABOVE THE INDUSTRY AVERAGE



MANUFACTURING

BRAND BUILDING EXPERTISE COMBINED WITH STATE OF THE ART CAPABILITIES PROVIDES OPPORTUNITY FOR WHOLESALE AND PRIVATE LABEL GROWTH

- 5 OPERATIONAL FACILITIES
- CONSOLIDATE BEST PRACTICES THROUGHOUT ALL MANUFACTURING FACILITIES



RETAIL

CUSTOMER-CENTRIC RETAIL STRATEGY SUPPORTED BY A VARIETY OF BANNERS THAT HAVE STRONG LOCAL TIES AND TAILORED MERCHANDISING

- 34 TOTAL LICENSED DISPENSARIES
- COLORADO LEGISLATION TO ALLOW ECOMMERCE IN Q1 2021



CONSULTING

EXTENSIVE CONSULTING BACKGROUND IN THE INDUSTRY WITH LONGSTANDING RELATIONSHIPS TO SUPPORT OPERATIONAL IMPROVEMENT AND MULTI-STATE GROWTH

- CONSULTING IN 22 STATES
- LEVERAGE EXPERTISE AND NETWORK FOR POTENTIAL PARTNERSHIPS AND INORGANIC GROWTH OPPORTUNITIES

7

MEDICINE MAN TECHNOLOGIES' VISION

Medicine Man Technologies' vision is to build **the most admired cannabis company** in the world by devoting its resources to recognize the full potential of cannabis and provide high-quality products to improve the human condition

1 **Incorporate into our DNA a purpose-driven value system which supports the health and well being of our customers**

- ✓ Build strong brands – New corporate name and messaging coming online in the first half of 2020
- ✓ We are in the business of compliance to earn the right to connect with our customers everyday
- ✓ Customer facing initiatives will be linked to sustainable business practices

2 **Build path to healthy free cash flow to reinvest in our assets, customers and people**

- ✓ Build best-in-class management team with deep bench of future leaders
- ✓ Install Phase I of our Blueprint: The Operating System & Processes
- ✓ Identify investment / growth pipeline while closing CO roll-up transactions
- ✓ Set KPIs for monitoring performance

3 **Create industry leadership within scalable digital technologies, omnichannel commerce and innovation**

- ✓ ERP technology and integration rollout schedule defined
- ✓ Build digital war chest, including personalized loyalty platform
- ▪ eCommerce

4 **Customer-centric thinking with data driven decision making is at the core of everything we do**

- ✓ Internal and third party data providers and teams onboarded to drive data driven decision making
- ✓ Marketing / merchandising / operating playbooks start with the customer and work backward
- ✓ Test, Learn, Implement: customer data and participation to define our new product roadmap direction

5 **Foster a culture of getting better everyday while being known as a fun, innovative and inspiring place to work**

- ✓ Leadership philosophy and values: Relentless pursuit to get better every single day
- ✓ High performing organizational structure and design
- ▪ University System for continuing education, training, communication and career advancement
- ▪ Skunk Works Innovation Lab and capabilities

8

I I . I n v e s t m e n t H i g h l i g h t s 9

KEY INVESTMENT HIGHLIGHTS

Medicine Man Technologies has many points of differentiation

1. ***Best-in-Class Management Team***

2. ***Hypergrowth Industry With Growth Trajectory Starting From Market Leading Position In Colorado***

3. ***Great Expertise In Retail, Manufacturing, Brand Development and Product Development***

4. ***This Team Has Done This Before: Buying, Integrating And Synergizing Assets in Other Industries Which Delivered Outsized Shareholder Returns***

10

1.0 EXPERIENCED MANAGEMENT TEAM

Medicine Man Technologies has a best-in-class management team with premier operational practices, combining cannabis expertise with large-cap Fortune 500 executives, positioning the Company for revenue enhancements, increased profitability and immediate actionable growth



Justin Dye, Chief Executive Officer and Chairman: 25+ years of experience in private equity, general management, operations, corporate finance and M&A. He led the growth of Albertsons from ~$10Bn to over ~$60Bn in sales with over 2,300 stores and 285,000 employees, creating one of the largest privately held companies in the U.S.



Shane Sampson, Chief Marketing and Merchandising Officer: 35+ years experience building iconic brands and leading innovative marketing and merchandising programs; expertise spans operations, product merchandising and procurement, eCommerce and branding. He has scaled and led a $12Bn private label products company.



Bob DeGabrielle, Chief Operating Officer: Among the trailblazers in the legal cannabis space, Bob is a founding member of the Cannabis Trade Association and owner and operator of Los Sueños Farms, one of the largest outdoor sustainable cultivations in the U.S.



Rob Holmes, SVP Real Estate: Founder of Roots Rx in 2014, a seed-to-sale cannabis operator in Colorado's resort region, he brings 35+ years of experience in finance, risk management and real estate at Salomon Brothers, Lehman Brothers and Greenwich Capital.



Nancy Huber, Chief Financial Officer: Successful track record with 30+ years of experience managing public enterprises and overseeing multifunctional management. As CFO of a CPG company, she oversaw improvements in revenue, margins and EBITDA. Nancy received her MBA from Kellogg School of Management.



Nirup Krishnamurthy, Chief Integration and Information Officer: Dye Capital Partner carrying 25+ years of experience in innovation, technology, restructuring and M&A in Fortune 500 companies, holding executive roles at United Airlines, Northern Trust Bank and A&P Supermarkets. Nirup holds a PhD in Industrial Engineering from SUNY.



Dan Pabon, General Counsel and Government Relations: Experienced former Colorado State Representative who was instrumental in the passing and writing of cannabis laws in Colorado. Dan has 15+ years of expertise in emerging regulatory systems, legal research and legislative relations.



Steve Miller, SVP Real Estate: Consultant to Roots Rx since 2014. Brings 35+ years of experience at Credit Suisse and Greenwich Capital where he focused on mortgage securities and asset backed products. Steve's expertise also lies in small entrepreneurial firms with both public and private investments.

11

MEDICINE MAN TECHNOLOGIES

1.0 EXPERIENCED MANAGEMENT TEAM (CONT.)

Medicine Man Technologies has a best-in-class management team with premier operational practices, combining cannabis expertise with large-cap Fortune 500 executives, positioning the Company for revenue enhancements, increased profitability and immediate actionable growth



Lee A. Dayton, Jr, Chief Investment Officer: 25 years of experience in investment banking and corporate development. More recently, he served as VP of Corporate Development and Strategy at Albertsons Companies, focused on high growth customer-focused technologies. Prior to that, Lee worked as an investment banker at UBS, Morgan Stanley and Citigroup. Lee received an MBA from Kellogg School of Management.



Todd Williams, Chief Strategy Officer: 24 years of consulting, strategy, asset valuation and M&A experience. In his most recent role at Albertsons Companies, he managed the acquisition of over 1,600 operating grocery stores with ~$40Bn in sales and $10 billion in transaction value and was also responsible for divesting 168 stores with over $3Bn in sales.



Shelle Cleveland, Chief Human Resources Officer: 25 years of experience in leading and creating meaningful change in high performance organizations. Shelle has collaborated with leaders across a wide spectrum at General Electric. From CEOs and C-suite executives to mid-level and future leaders, Shelle uses her diverse background to instill change. Shelle received an MBA from Kellogg School of Management.



Jim Parco, President of Manufacturing: In 2014, Jim Parco founded Mesa Organics (Purplebee's) which is the leading Colorado extractor and manufacturer, as well as producer of cannabis products for some of the leading edible companies across the state. Prior to that, Jim served two decades of active duty in the Air Force and was a tenured full professor of economics and business for nine years at Colorado College. Jim holds his PhD from University of Arizona.



Joshua Haupt, Chief Cultivation Officer: Joshua Haupt, recognized as the "Steve Jobs of cannabis cultivation," has been recognized for his innovative growing technique and entrepreneurship in the Cannabis industry. Josh perfected his growing methodology and is now the Chief Cultivation Officer at Medicine Man Technologies, author of Three A Light ™, founder of Success Nutrients ™ and owner of Super Farm.



Brian Ruden, Board of Directors: Since 2010, Brian Ruden has owned and operated cannabis businesses under the Starbuds brand. Under his leadership, Starbuds has become one of the most recognized and successful retail cannabis operations in North America. In 2014, Brian founded Starbuds Consulting, a consulting company providing strategic advice to start-up cannabis operations.

Albertsons Companies | Credit Suisse | cerberus | RBS Greenwich Capital | GE | United States Air Force | Ahold | United Airlines | citi | Dye Capital & Company | Safeway

12

2.0 FUNDAMENTAL ATTRACTIVE MARKET

MEDICINE MAN TECHNOLOGIES

Colorado is an attractive geography to start our story, where market participants are sophisticated, profitable and have weathered the boom and bust economic cycle of early cannabis

Commentary

- CO is the 2nd largest U.S. cannabis market and continues to grow: $1.6Bn of revenue today, with anticipated growth to ~$1.9Bn by 2022[1]
- $12.9Bn revenue U.S. market today, projected to nearly double by 2022 to $23.5Bn[1]
- 11 states have legalized recreational cannabis, 33 states legalized medical cannabis and 47 states legalized low THC
- Many experts believe the U.S. Government will ease restrictions on States' Rights to legalize cannabis, including clarification on States Act, banking laws and/or outright legalization, but clearly no guarantees

Legalization Momentum Continues to Expand



Legal
Medical Use Only
CBD (Low THC) Only
Prohibited
D Decriminalized

Cannabis Poised to Surpass many Prominent U.S. Industries[2]



2019 Beer Sales
$ 114.2Bn
2019 Cigarette Sales
$ 90.5Bn
2030E Legal Cannabis Market Size
$ 75.0Bn
2019 Organic Food Sales
$ 52.5Bn
2019 Wine Sales
$ 48.8Bn
2019 Video Game Sales
$ 35.4Bn
2018 Firearms & Amunition Sales
$ 17.0Bn
2019 Legal Cannabis Market Size
$ 12.9Bn
2019 E-Cirarette Sales
$ 5.9Bn
Built-in Growth Rate
~17% CAGR

Colorado Ranks as the 2nd Largest Cannabis Market[1]

State	2019E	2020E	2021E	2022E
CA	$3.10Bn	$3.78Bn	$4.57Bn	$5.62Bn
CO	$1.62Bn	$1.70Bn	$1.78Bn	$1.87Bn
FL	$978MM	$1.22Bn	$1.44Bn	$1.62Bn
MI	$1.0Bn	$1.21Bn	$1.29Bn	$1.35Bn
AZ	$705MM	$804MM	$965MM	$1.16Bn
Other	$5.51Bn	$7.64Bn	$9.56Bn	$11.90Bn
Total	$12.90Bn	$16.34Bn	$19.60Bn	$23.53Bn

(1) BDS Analytics – for use by Medicine Man Technologies only
(2) Brewers Association, Statista, Wall Street research, Organic Trade Association, Entertainment Software Association, IBIS World

13

2.0 MARKET LEADING POSITION

2.0 MARKET LEADING POSITION

Medicine Man Technologies

The current fragmented state of the Colorado cannabis market creates a ripe opportunity for consolidation

Leading, Scalable Cannabis Platform Benefits

Medicine Man Technologies will have a leading position in the Colorado market throughout its operations with significant enhancement and optimization opportunities

- Expertise across each of its key operating areas to maximize efficiencies
- Customer data to take advantage of market trends
- Broad retail and product brand portfolio to compliment merchandising strategy
- Control over shelf space allowing for positioning of in-house brands

CANYON

DABBLE

Purplebee's

Vertically Integrated Leader[1]

Retail (Dispensaries by Company)


34
22
21
14
14
467
#1
Consolidated Company
The Green Solution
Native Roots
Green Dragon
LivWell
Other

Wholesale (MIPS by Company)


5
2
2
1
1
275
#1
Consolidated Company
Competitor 1
Competitor 2
Competitor 3
Competitor 4
Other

(Cult. Sites by Company)


13
7
5
4
4
649
#1
Consolidated Company
Rocky Mountain Tillage
Rocky Mountain Remedies
LivWell
Lightshade
Other

Note: These figures are unaudited and represent the Company's current estimates. These figures are subject to adjustment and change upon completion of the audits for each of the entities included therein

(1) Colorado Marijuana Enforcement Division 12/02/2019. Charts not to scale, shown for illustrative purposes only

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2.0 EXPANSIVE POST CONSOLIDATION FOOTPRINT

MEDICINE MAN TECHNOLOGIES

The post consolidated platform will be able to reach an estimated 75% of the mature Colorado cannabis market(1)

Colorado



Fort Collins
Greeley
Boulder
Steamboat Springs
Grand Junction
COLORADO
Colorado Springs
Montrose
Cañon City
Pueblo
Durango

Greater Denver



Broomfield
Northglenn
THORNTON
WESTMINSTER
ARVADA
Wheat Ridge
DENVER
LAKEWOOD
AURORA
Englewood
Littleton
CENTENNIAL
Highlands Ranch

Legend		
Symbol	Type	Sites
	Dispensary	34
	Cultivation	13
	MIP	5

(1) Estimated Company reach based on population in nearby counties to dispensaries. Population statistics based on U.S. Census

15

3.0 CUSTOMER-CENTRIC RETAILING

Medicine Man Technologies' DNA is a purpose-driven value system which supports the health, well being and happiness of its customers. Data driven customer-centric thinking drives company operations and innovation. MDCL will deliver what the customers want – where, when and how they want it

Legend
- In Development
- Existing Capability

Accessories / Apparel | Concentrates | Edibles | Flower and Pre-Rolls | Grow Supplies | Sublinguals | Topicals | Shake / Trim

Products and Brands That Match Customers Demands

Store Formats That Fit Customers' Lifestyles
- Premium (Destination)
- Mainstream (Convenience)
- Value (Price Conscious)
- Adventurous (Experiential)
- Consumption Lounge



Indies
Outsiders
Non-Users
Idealists

Omnichannel (When, Where and How)
- MDCL eCommerce
- Marketplace eCommerce
- Drive Up and Go
- Same Day Delivery
- Next Day Delivery
- Subscription

Retail Analytics & Consumer Engagement Tools

Consumer Data | Point of Sale | Competitive Intelligence | Sales Force / HRMS | Business Intelligence | Marketing Agency | Website / App Coordination | Personalized Loyalty

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3 . 0 C A N N A B I S E X P E R I E N T I A L R E T A I L Combining best - in - class retail practices with industry leading cannabis expertise, MDCL will lead innovation in the development of product and retail trends CANNABIS RETAIL 2.0 Interactive Digital Experiences 17 Tasting Lounge Consumption & Event Venue Premium Experiential Branding eCommerce Concierge (click & collect, subscription) Store Within A Store Concepts

4.0 PROVEN M&A AND INTEGRATION EXPERTISE

Led by Justin Dye and critical members of the previous Albertson's management team, Medicine Man Technologies is uniquely positioned with world-class management and acquisition capabilities to grow the Company to become a global cannabis leader

- Dye and his team transformed Albertsons into the leader in the U.S. supermarket industry
  - Pursuing a highly successful acquisition strategy
  - Instituting best-in-class operating procedures in a low margin business
  - Achieving unprecedented company growth
- Scaling the company from ~$10Bn to ~$60Bn revenue over a three-year period
- MDCL plans to implement a similar growth strategy through acquisitions in the cannabis industry
- MDCL's team has done this before: buying, integrating and synergizing assets, which delivered outsized shareholder returns

This Team Has Done This Before… **…With History of Outperforming Announced Synergy Targets**

Executive	Former Role at Albertsons	Current Role at MDCL
Justin Dye	▪ COO and CAO ▪ Head of Integration	▪ Chairman and CEO
Shane Sampson	▪ CMMO ▪ Head of Revenue Synergies	▪ CMMO ▪ Head of Revenue Synergies
Todd Williams	▪ VP, Corporate Development ▪ M&A Leader	▪ Chief Strategy Officer ▪ M&A and Capital Committee Leader
Nirup Krishnamurthy	▪ n/a, former CIO at United Airlines	▪ Chief Integration & Information Officer ▪ IMO and ERP Lead

Albertsons Companies + SAFEWAY

Synergies Planned At Announcement: $800MM → 2018 Run-Rate: $823MM

Source: Albertsons Investor Presentation dated May 15, 2018

18

4.0 REPLICABLE ORGANIC GROWTH PLAYBOOK

Business model is transferable and enables roll out for multistate expansion

RETAIL



NEW STORES

- Fill-In Acquisitions
- Distressed Asset Acquisition
- New Geographies with Legislative Changes
- New Formats and Lounges

MERCHANDISING

- New Products
- Data-Driven Category Management
- Pricing and Promotion
- Placement and Presentation

OPERATING CONDITION

- Out of Stocks
- Suggestive Sales Methodology and Training
- Inventory Management
- Full Merchandising, Fresh Looking Products, Friendly Staff, Clean Facilities

eCOMM

WHOLESALE


COF
FEE

LEVERAGE BEST PRACTICES

- Upgrade Sales Organization
- Account Convergence and Management
- Sales Incentive Practices
- Cross-Sell Products into Underpenetrated Accounts

SIMPLIFY VENDOR MANAGEMENT

- One Point of Contact for Dispensary Customers
- Rigorous Coordination between Sales Staff, Marketing and Supply Chain

NEW PRODUCTS

- B2B: Grow Flower, Trim and Oil
- New Product Roadmap To Meet Future Customer Wants & Needs
- Grow Medical Cultivation Capacity

SERVICES



NEW CHANNELS

- Success Nutrients (plant nutrient line)
- Big Tomato (grow supplies)
- Three-A-Light (cultivation IP)

NEW STATES

- Target Key States for Consulting Services Unit Tied to Partnerships and Acquisition Pipeline

NEW OFFERINGS

- Add Manufacturing Suite
- Add New Pricing Tiers to Suite of Services
- Facility and Equipment Design
- Mechanical, Electrical and Plumbing Engineering Services and Procurement

19

4 . 0 C O N S U L T I N G I S A K E Y E N A B L E R O F E X P A N S I O N ▪ The Company has established itself as one of the leading cannabis consultants in the country and has developed strong ties with cannabis operators in 22 states ▪ The Company relies on its consulting work to gather insights into market dynamics and state cannabis regulations and procedures, so it can better understand the merits and challenges when looking to expand outside of Colorado ▪ MDCL’s consulting work helps the Company identify attractive acquisition targets that can enable the Company to establish a substantial market position and strong brand presence in new regions ▪ MDCL also has the option to partner with or acquire many of its clients’ companies due to the ease of integration and reduction of costs through operational restructuring Currently Established Through its consulting practice, the Company has developed a strong presence in 22 states and intends to use its deep relationships to pursue future acquisition targets and potentially garner significant market share in new, attractive regions 20

KEY INVESTMENT HIGHLIGHTS

Medicine Man Technologies has many points of differentiation

1. ***Best-in-Class Management Team***

2. ***Hypergrowth Industry With Growth Trajectory Starting From Market Leading Position In Colorado***

3. ***Great Expertise In Retail, Manufacturing, Brand Development and Product Development***

4. ***This Team Has Done This Before: Buying, Integrating And Synergizing Assets in Other Industries Which Delivered Outsized Shareholder Returns***

21

Thank you! 22 Investor Contact Information: Medicine Man Technologies, Inc. 4880 Havana Street, Suite 201 Denver, CO 80239 IR@MedicineManTechnologies.com